UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

 125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on or about June 1, 2021, copies of your Fund's shareholder reports will not automatically be sent to you by mail. Please see inside the front cover for important information.

MACQUARIE

GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

MACQUARIE

2019 | ANNUAL REPORT

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2019, and subject to change for events occurring after such date.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund, unless noted otherwise.

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 567-4771. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports.

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2019 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (the Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (Plan). In accordance with the Plan, the Fund currently distributes $0.42 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (Code). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/products/ macquarie-global-infrastructure-total-return-fund in the press release tab.

                                              1

Caution regarding forward-looking statements and past performance

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Delaware Management Company, a series of Macquarie Investment Management Business Trust (DMC or Manager) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of DMC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Annual commentary

Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2019 (Unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“the Fund”) for the 12 months ended Nov. 30, 2019 (“the period”). The Fund commenced operations and began trading on the New York Stock Exchange on Aug. 26, 2005.

Performance and portfolio review

Global infrastructure securities outperformed global equities during the period.

Market volatility returned in the fourth quarter of 2018 as a result of a combination of factors that included higher bond yields, an escalation of US-China trade tensions, and some disappointing earnings guidance. This volatility in the markets persisted throughout December 2018, as market sentiment was affected by the Fed’s rate hike, the partial US government shutdown, Brexit concerns, and weakness in the oil market.

Markets posted a strong rebound in the first quarter of 2019 for risk assets, however, with US equities posting their largest monthly gain in January since 1987. Supportive actions by the European Central Bank (ECB), the Fed, and the Chinese Government brought on these market moves, leading risk assets to rally and yield curves to flatten, as investors digested what this would mean against a slowing global economic backdrop.

The positive momentum for risk assets continued until May when risk assets weakened amid an escalation in trade tensions. Ultimately, though, a weaker economic outlook was met with an increase in the dovish tone emanating from global central banks. This drove risk assets to perform well through the end of the second quarter of 2019.

On the back of weaker global Purchasing Managers’ Indices and US jobs data in May and June, global central banks maintained dovish rhetoric. After bond yields plunged dramatically over the summer, September saw a correction, which faltered rather quickly. Stronger economic data had ignited the correction, fueled by speculation that Germany would ease fiscal policy and furthered by rumors that the upcoming ECB meeting would disappoint. However, September was later characterized by weaker economic data and central bank easing from the ECB and the Fed. This combined to re-establish the trend toward lower bond yields.

The US-China trade dispute is never far from the mind of financial markets and the battle continues to fluctuate between hopes for a near term resolution, and the reality of more tariffs imposed and stand-offs in negotiations. Global trade data continues to deteriorate, which pulls the global manufacturing sector toward a recession, in our view. While this drove the central banks’ pivot in 2019 back to easier policy, we believe the resilience of the larger services sector and labor markets tempers enthusiasm within central banks to pursue an aggressive easing of policy. Financial markets look for the trend toward easier policy to continue and therefore, in our opinion, the focus will be on the services and labor data to maintain resilience to confound market expectations.

Source: Bloomberg.

                                              3

Annual commentary

Macquarie Global Infrastructure Total Return Fund Inc.

For the 12-month period ended November 30, 2019[1]	Total Return (%)[2]
Macquarie Global Infrastructure Total Return Fund – Net Asset Value	21.40
Macquarie Global Infrastructure Total Return Fund – Market Price	27.07
S&P Global Infrastructure Index (net)[3]	16.79
MSCI World Index (net)[4]	14.53

Unless otherwise indicated, all references to currency are to USD.

1 Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

2 Source: BNY Mellon, Bloomberg L.P.

3 The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

4 The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The major contributors to the Fund’s performance were toll roads, airports, water, and pipeline stocks. Electricity generation was the major detractor from the Fund’s performance.

Let’s look at these reasons in further detail.

Airports

The Fund’s positioning in the airports sector contributed to performance. For much of 2017, the airport sector was a strong performer on the back of robust traffic growth momentum. The first half of 2018 maintained this momentum and positive earnings, although volume growth momentum did soften in the first half of 2019. In addition, the non-aero revenue at the airports (that is, retail shopping) remained weak. Most airports still reported a year-over-year decline in spend per passenger in their third quarter results. While we maintain the view that the momentum was unduly strong, we may look to opportunistically add to the sector, if weakness persists. The Fund’s positions in Sydney Airport and Enav SpA, an Italian air-traffic controller, also supported positive attribution within the sector.

Toll roads

The largest contributor to the Fund’s performance during the period was the toll road sector. A notable driver of positive performance was the Italian toll road operator, Atlantia SpA. The stock had declined in 2018 after a section of the Morandi Bridge in Genoa, Italy collapsed. This, in turn, resulted in the effective destruction of the bridge.

Pipelines

While weakness in the energy markets impacted the pipelines sector during the fourth quarter of 2018, the sector bounced back at the start of 2019. The retaliatory US-China tariff dispute throughout much of 2019 resulted in a volatile and weakened energy market due to fears of a global economic slowdown. This sent energy stocks lower. Our focus, however, is on energy infrastructure companies that have limited exposure to commodity prices. This coupled with several notable strong performers during the year that included Enbridge Inc. and TC Energy Corp. helped the sector add to Fund performance.

Water

The water sector also aided the Fund’s outperformance. Shares of Cia de Saneamento do Parana (Sanepar), a Brazilian water utility, rose on the general strength in the Brazilian equity markets; this included the presidential election victory of Jair Bolsonaro and market-friendly comments from the new state governor, easing concerns about political instability and interference in state regulation. In addition, in December 2018, the company announced a new CEO, Claudio Stabile, who is expected to carry forward the governor-elect’s agenda of preserving contracts and regulatory frameworks, and increasing the efficiency of state-owned enterprises.

Electricity generation

The electricity generation sector detracted from performance, driven by the Fund’s position in China Longyuan Power Group Corp. Ltd. and Huadian Fuxin Energy Corp. Ltd. The broader Chinese and Hong Kong markets experienced weakness and volatility throughout much of 2019 as a result of the US-China tariff dispute. In addition, Huadian Fuxin, a Chinese wind operator, was down after it reported a 13% year-over-year decrease in wind generation due to lower wind speeds. The company also reported earnings per share (EPS) of more than 8% during the first half of 2018 that fell below analysts’ expectations.

Leverage

As of Nov. 30, 2019, the Fund had $142 million (US dollar) in leverage outstanding. At period end, the Fund’s leverage was 29.7% of its total assets, which is within the limit outlined in the Fund’s prospectus. To avoid magnifying the US dollar exposure due to leverage, the Fund also borrows in euro to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer-term potential for enhanced yield and capital returns.

Performance relative to reference benchmarks

The Fund, which is not managed against any benchmark, outperformed the reference benchmark, the S&P Global Infrastructure Index (net). The Fund also outperformed the MSCI World Index (net).

Fund diversification by country and sector

As of Nov. 30, 2019, the Fund’s core component was well diversified across 42 positions in global infrastructure stocks, representing 13 countries and 10 sectors. During the period, the primary increases in the Fund’s weightings were electricity and gas distribution and airports, while the largest declines in sector weightings were within the pipelines and water sectors. Sector changes were driven principally by bottom-up stock selection.

The table below shows the top 10 holdings in the Fund as of Nov. 30, 2019.

Rank	Stock	Country	Infrastructure Sector[1]	%[2]
1	Transurban Group	Australia	Toll Roads	5.70
2	Cheniere Energy	United States	Pipelines	5.40
3	Sempra Energy	United States	Electricity and Gas Distribution	5.00
4	Sydney Airport	Australia	Airports	4.80
5	Atlantia	Italy	Toll Roads	4.50
6	TC Energy	Canada	Pipelines	4.50
7	Williams	United States	Pipelines	4.20
8	National Grid	United Kingdom	Electricity Transmission	3.80
9	Enav	Italy	Airports	3.60
10	Enbridge	Canada	Pipelines	3.40

1 Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification. Classifications are made by the Investment team and based on the primary business segment of the issuer.

2 Based on Total Assets as defined in the Prospectus.

                                              5

Annual commentary

Macquarie Global Infrastructure Total Return Fund Inc.

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2019[1]	% Point Change over Period	% of Fund on November 30, 2018[1]
United States	32.6	(7.8)	40.4
Australia	13.8	0.4	13.4
Italy	12.3	1.7	10.6
Canada	9.1	4.8	4.3
United Kingdom	8.8	(2.4)	11.2
Mexico	4.9	0.8	4.1
China	3.6	0.6	3.0
Spain	2.7	(2.4)	5.1
France	2.9	2.9	0.0
Switzerland	2.4	0.1	2.3
Brazil	1.4	0.3	2.4
Japan	1.7	0.3	1.4
Netherlands	1.0	1.0	0.0
Other Assets in Excess of Other Liabilities	2.7	0.9	1.8

Infrastructure Sector[2]	% of Fund on November 30, 2019[1]	% Point Change over Period	% of Fund on November 30, 2018[1]
Pipelines	25.6	(3.2)	28.8
Toll Roads	16.1	0.7	15.4
Electric Utility	13.9	0.2	13.7
Airports	12.6	1.5	11.1
Electricity and Gas Distribution	12.6	3.1	9.5
Water	6.4	2.7	9.1
Electricity Transmission	6.1	(0.1)	6.2
Rail / Other Transportation	1.7	0.0	1.7
Electricity Generation	1.3	1.3	0.0
Seaports	1.0	1.0	0.0
Other Assets in Excess of Other Liabilities	2.7	0.9	1.8

1 Based on Total Assets as defined in the prospectus.

2 Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

Distributions

The Fund paid a quarterly dividend of $0.42 per share in December 2018, March 2019, June 2019, and September 2019. Altogether, the Fund paid $1.68 per share during this period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain, and return of capital. The final determination of the source of all distributions in 2019, including the percentage of qualified dividend income, will be made by the Fund after Dec. 31, 2019.

Outlook

There is optimism that economic growth could strengthen in 2020 after a weaker-than-expected 2019, and that the US and China will agree on a phase one trade deal, removing a major uncertainty that dragged down confidence through 2019. That said, we think the economic backdrop remains quite weak, although there are encouraging signs. Weakness in industrial surveys in recent quarters appear to have bottomed and some have edged higher. Globally, central banks have eased monetary policy, while in China (where growth in 2019 disappointed) the data show signs of responding to targeted easier policy.

Weakening economic growth rates tend not to impact infrastructure assets as readily due to their essential service nature. The use of water, electricity, gas, and transportation infrastructure has a structural resilience given the importance of these functions in the daily lives and operations of individuals and businesses.

We think the infrastructure assets owned and operated by what we consider to be the well diversified range of infrastructure companies in the Fund’s portfolio should continue to perform well. Fund positioning continues to exhibit a diversity of exposures across different geographies and sectors. We continue to target well positioned infrastructure assets as we believe quality and defensive assets that are underpinned by long-term, stable cash flows should remain attractive to investors around the world.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe the Fund provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 866 567-4771 or visit us online at delawarefunds.com/closed-end/products/ macquarie-global-infrastructure-total-return-fund.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Portfolio Manager

                                              7

Security type / country and sector allocations
Macquarie Global Infrastructure Total Return Fund Inc.	As of November 30, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	135.01%
Australia	19.60%
Brazil	2.01%
Canada	12.92%
China/Hong Kong	5.16%
France	4.15%
Italy	17.56%
Japan	2.46%
Mexico	6.91%
Netherlands	1.43%
Spain	3.88%
Switzerland	3.40%
United Kingdom	12.56%
United States	42.97%
Master Limited Partnerships	3.46%
Right	0.04%
Total Value of Securities	138.51%
Leverage	(42.32%)
Receivables and Other Assets Net of Liabilities	3.81%
Total Net Assets	100.00%

Common stock and master limited partnerships by sectors	Percentage of net assets
Airports	17.97%
Electric Utility	19.76%
Electricity and Gas Distribution	17.92%
Electricity Generation	1.79%
Electricity Transmission	8.62%
Pipelines	36.47%
Rail & Other Transportation	2.46%
Seaports	1.43%
Toll Roads	22.97%
Water	9.12%
Total	138.51%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2019

	Number of shares	Value (US $)
Common Stock – 135.01%Δ
Australia – 19.60%
APA Group ¥	403,296	$3,000,674
Atlas Arteria ¥	1,560,105	8,072,674
Spark Infrastructure Group ¥	3,238,056	4,752,764
Sydney Airport ¥	3,682,692	22,867,056
Transurban Group ¥	2,609,374	27,092,363
		65,785,531
Brazil – 2.01%
Cia de Saneamento do Parana	312,980	6,759,783
		6,759,783
Canada – 12.92%
Enbridge ¥	428,002	16,207,559
Pembina Pipeline ¥	166,697	5,820,528
TC Energy ¥	422,016	21,350,204
		43,378,291
China/Hong Kong – 5.16%
China Longyuan Power Group Class H ¥	4,391,000	2,378,304
CLP Holdings ¥	1,097,500	11,313,999
Huadian Fuxin Energy Class H ¥	19,826,000	3,621,673
		17,313,976
France – 4.15%
Aeroports de Paris ¥	45,090	8,818,187
Vinci ¥	46,859	5,110,239
		13,928,426
Italy – 17.56%
Atlantia ¥	975,269	21,619,872
Enav 144A #¥	2,905,426	17,222,366
Enel ¥	944,189	7,132,314
Snam ¥	470,743	2,340,204
Terna Rete Elettrica Nazionale ¥	1,654,614	10,628,353
		58,943,109
Japan – 2.46%
East Japan Railway ¥	89,700	8,255,155
		8,255,155
Mexico – 6.91%
ALEATICA ¥	11,055,222	14,036,136
Infraestructura Energetica Nova ¥	2,245,906	9,158,041
		23,194,177
Netherlands – 1.43%
Koninklijke Vopak ¥	90,184	4,808,237
		4,808,237

                                              9

Schedule of investments

Macquarie Global Infrastructure Total Return Fund Inc.

	Number of shares	Value (US $)
Common StockΔ (continued)
Spain – 3.88%
Iberdrola ¥	1,218,170	$11,982,924
Sacyr ¥	380,278	1,034,063
		13,016,987
Switzerland – 3.40%
Flughafen Zuerich ¥	64,415	11,423,635
		11,423,635
United Kingdom – 12.56%
National Grid ¥	1,590,328	18,298,994
Severn Trent ¥	495,480	14,373,162
United Utilities Group ¥	859,962	9,491,368
		42,163,524
United States – 42.97%
American Electric Power ¥	127,900	11,683,665
Atmos Energy ¥	45,900	4,909,464
Cheniere Energy †¥	429,416	25,996,845
Dominion Energy ¥	101,300	8,419,043
DTE Energy ¥	58,000	7,246,520
Eversource Energy ¥	109,000	9,007,760
Kinder Morgan ¥	357,100	7,002,731
NextEra Energy ¥	65,000	15,198,300
Sempra Energy ¥	162,600	23,946,102
Southwest Gas Holdings ¥	143,400	10,863,984
Williams ¥	877,900	19,945,888
		144,220,302

Total Common Stock (cost $439,405,839)		453,191,133

Master Limited Partnerships – 3.46%
Energy Transfer Equity ¥	376,700	4,448,827
Enterprise Products Partners ¥	272,100	7,161,672
Total Master Limited Partnerships (cost $12,791,557)		11,610,499

Right – 0.04%
Atlas Arteria exercise price AUD 6.90, expiration date 12/9/19	297,163	150,750
Total Right (cost $0)		150,750
Total Value of Securities – 138.51% (cost $452,197,396)		$464,952,382

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2019, the aggregate value of Rule 144A securities was $17,222,366, which represents 5.13% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 5 in “Security type / country and sector allocations.”

†	Non-income producing security.

¥	Fully or partially pledged as collateral for borrowing transactions.

See accompanying notes, which are an integral part of the financial statements.

                                              11

Statement of assets and liabilities

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)	November 30, 2019

Assets:
Investments, at value[1]	$464,952,382
Cash	12,084,129
Foreign currencies, at value[2]	29,749
Dividends receivable	1,231,877
Foreign tax reclaims receivable	783,691
Prepaid arrangement fees on loan outstanding	207,230
Receivable for securities sold	29,753
Other assets	95,177

Total assets	479,413,988

Liabilities:
Loans payable, at value[3]	142,071,793
Investment advisory expense payable to affiliates	1,142,140
Interest on loans payable	234,687
Other payables and accrued expenses	140,393
Administration expense payable	97,681
Directors’ expense payable	53,320

Total liabilities	143,740,014

Total Net Assets	$335,673,974

Net Assets Consist of:
Paid-in capital	$317,815,136
Total distributable earnings (loss)	17,858,838

Total Net Assets	$335,673,974

Net Asset Value
Common Shares
Net assets	$335,673,974
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$26.92

[1] Investments, at cost	$452,197,396
[2] Foreign currencies, at cost	29,903
[3] Loans payable, at proceeds	143,767,520

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)	Year ended November 30, 2019

Investment Income:
Dividends	$26,356,308
Foreign tax withheld	(2,180,605)

24,175,703

Expenses:
Investment advisory	4,438,221
Interest expense	2,429,470
Legal	242,712
Administration	223,937
Directors	208,319
Insurance	138,224
Audit and tax services	119,577
Custody	77,690
Printing	64,560
Transfer agent	36,180
Other expenses	94,536

Total operating expenses	8,073,426

Net Investment Income	16,102,277

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,615,059
Foreign currencies	(642,521)
Foreign currency exchange contracts	(218,391)

Net realized gain	1,754,147

Net change in unrealized appreciation (depreciation) of:
Investments	39,301,432
Foreign currencies	1,191,866

Net change in unrealized appreciation (depreciation)	40,493,298

Net Realized and Unrealized Gain	42,247,445

Net Increase in Net Assets Resulting from Operations	$58,349,722

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)

	Year ended
	11/30/19	11/30/18
Increase (Decrease) in Net Assets resulting from Operations:
Net investment income	$16,102,277	$15,024,510
Net realized gain	1,754,147	3,834,346
Net change in unrealized appreciation (depreciation)	40,493,298	(56,061,986)

Net increase (decrease) in net assets resulting from operations	58,349,722	(37,203,130)

Distributions to Shareholders from:
Distributable earnings	(20,946,732)	(19,076,488)

	(20,946,732)	(19,076,488)

Net Increase (Decrease) in Net Assets	37,402,990	(56,279,618)

Net Assets:
Beginning of year	298,270,984	354,550,602

End of year	$335,673,974	$298,270,984

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)	Year ended November 30, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$58,349,722

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(472,931,912)
Proceeds from disposition of investment securities	477,556,377
Net realized loss (gain) on investments	(2,615,059)
Net change in unrealized (appreciation) depreciation on investments	(39,301,432)
Net change in unrealized (appreciation) depreciation of foreign currencies	(1,191,866)
(Increase) decrease in dividends receivable	(17,724)
(Increase) decrease in foreign tax reclaims receivable	(281,475)
(Increase) decrease in prepaid arrangement fees on loan outstanding	(188,077)
(Increase) decrease in other assets	(4,737)
Increase (decrease) in interest on loans payable	223,134
Increase (decrease) in investment advisory expense payable to affiliates	67,854
Increase (decrease) in legal expense payable	(34,000)
Increase (decrease) in administration expense payable	26,286
Increase (decrease) in director’s expense payable	(1,348)
Increase (decrease) in other payables and accrued expenses payable	44,964

Total adjustments	(38,649,015)

Net cash provided by (used for) operating activities	19,700,707

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from borrowings	5,000,000
Cash distributions paid	(20,946,732)

Net cash used for financing activities	(15,946,732)

Effect of exchange rates on cash	(20,555)

Net increase (decrease) in cash	3,733,420
Cash beginning balance*	8,380,458

Cash ending balance*	$12,113,878

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$2,206,336

*Includes foreign currencies due to custodian as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Market value, end of period
Total return based on:[2]
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[4]

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

[3]

For the years ended Nov. 30, 2019, 2018, 2017, 2016, and 2015, the annualized ratios to Total Assets were 1.69%, 1.92%, 1.58%, 1.88%, and 1.89%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

[4]	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8)

See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/19	11/30/18	11/30/17	11/30/16	11/30/15
$23.92	$28.44	$23.08	$24.12	$28.58

1.29	1.21	1.19	0.90	0.67
3.39	(4.20)	5.65	(0.46)	(3.69)

4.68	(2.99)	6.84	0.44	(3.02)

(1.68)	(1.53)	(1.27)	(1.20)	(0.73)
—	—	(0.21)	(0.28)	(0.71)

(1.68)	(1.53)	(1.48)	(1.48)	(1.44)

$26.92	$23.92	$28.44	$23.08	$24.12

$24.35	$20.67	$25.16	$19.42	$19.76

21.40%	(10.10% )	31.26%	2.82%	(10.16% )
27.07%	(12.18% )	38.01%	5.60%	(20.92% )

$335,674	$298,271	$354,551	$287,710	$300,709
2.50%	2.61%	2.44%	2.56%	2.37%
2.50%	2.61%	2.50%	2.56%	2.37%
1.75%	1.76%	1.72%	1.83%	1.73%
4.99%	4.67%	4.48%	3.73%	2.47%
4.99%	4.67%	4.42%	3.73%	2.47%
99%	99%	71%	65%	53%

$142,072	$138,284	$155,610	$121,736	$127,262
336%	316%	328%	336%	336%

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2019

Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended, and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU.”

The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00pm Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the Nasdaq National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal/state income tax returns through the year ended Nov. 30, 2019 and for all open federal income tax years (years ended Nov. 30, 2016–Nov. 30, 2018) and all open state income tax years (years ended Nov. 30, 2013–Nov. 30, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2019, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents – Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash – As of Nov. 30, 2019, the Fund did not classify any funds (proceeds) as restricted.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Distributions to Shareholders – The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Significant Accounting Policies (continued)

The Fund has received approval from the Securities Exchange Commission (SEC) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 10, 2018, the Board approved the renewal of the Fund’s Investment Management Agreement dated August 22, 2005 (Advisory Agreement), pursuant to which Macquarie Capital Investment Management LLC (MCIM) serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board.

In connection with the restructuring of a portion of MCIM’s advisory business, MCIM and Macquarie Investment Management Business Trust (MIMBT), through its Delaware Management Company (DMC) series, entered into an Assignment and Assumption Agreement on May 1, 2019 where MIMBT agreed to assume and perform all the investment advisory services and related portfolio management duties provided by MCIM to the Fund pursuant to the Advisory Agreement. In particular, MIMBT agreed to assume the Advisory Agreement in its entirety and to perform and be bound by all of the terms of the Advisory Agreement and the obligations and duties of MCIM thereunder. MCIM and MIMBT are each an indirect wholly-owned subsidiary of Macquarie Group Limited.

DMC is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, DMC receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MIMBT. There were no commissions paid to the affiliated firm for the year ended Nov. 30, 2019.

On July 18, 2019, the Board approved the renewal of the Fund’s Advisory Agreement, pursuant to which MIMBT, through its DMC series, serves as the Fund’s investment manager.

Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

3. Investments

For the year ended Nov. 30, 2019, the Fund made purchases and sales of investment securities other than US government securities and short-term investments as follows:

Purchases	$434,949,118
Sales	439,518,459

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$452,688,392

Aggregate unrealized appreciation of investments	$51,354,359
Aggregate unrealized depreciation of investments	(37,394,643)

Net unrealized appreciation of investments	$13,959,716

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

                                              21

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

3. Investments (continued)

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of Nov. 30, 2019:

Securities	Level 1	Level 2	Total
Assets:
Common Stock	$453,191,133	$—	$453,191,133
Master Limited Partnerships	11,610,499	—	11,610,499
Right	—	150,750	150,750

Total Value of Securities	$464,801,632	$150,750	$464,952,382

During the year ended Nov. 30, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the year ended Nov. 30, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gain on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2019 and 2018 were as follows:

	Year ended
	11/30/19	11/30/18
Ordinary income	$13,647,372	$17,091,230
Long-term capital gain	7,299,360	1,985,258

Total	$20,946,732	$19,076,488

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2019, the components of net assets on a tax basis were as follows:

Shares of common stock	$317,815,136
Undistributed long-term capital gains	3,899,122
Net unrealized appreciation of investments	13,959,716

Net assets	$335,673,974

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnerships. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2019, the Fund recorded the following reclassifications:

Paid-in Capital	$(8,781)
Total Distributable Earnings (Loss)	8,781

6. Capital Transactions

	Year ended
	11/30/19	11/30/18
Shares:
Common Shares Outstanding - beginning of year	12,468,293	12,468,293
Common Shares Outstanding - end of year	12,468,293	12,468,293

                                              23

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2019, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended Nov. 30, 2019, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2019:

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$1,135,189	$1,499,154

8. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). The Fund pays 0.55% per annum above 3-month LIBOR for the US dollar line and 0.55% above the 3-month EURIBOR for the euro line.

On July 23, 2014, $60,000,000 of the US dollar line was fixed for a five-year period. As of July 26, 2018, the rate was re-negotiated to 2.303% for the remaining term of the five-year period. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

Effective August 26, 2019, $60,000,000 of the US dollar line was fixed and euro 25,000,000 for the euro line for a five-year period. At the end of the five-year period, following business day conventions, the fixed financing will be reduced to zero and the floating rate financing will be increased by the same amount, unless the parties agree in writing to amend or extend the term of the relevant fixed rate periods. The Fund paid an arrangement fee of 0.25% on the fixed rate borrowing.

As of Nov. 30, 2019, the Fund had $38,000,000 and euro 15,000,000 in leverage outstanding on the variable lines, and $60,000,000 outstanding and euro 25,000,000 on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $36,150,685, with an average rate on the borrowing of 2.886%, and euro 33,287,671 with the average rate on borrowing of 0.216%.

The unused amount under the BNP Paribas Facility was $22,000,000 at Nov. 30, 2019. The loan payable is carried at value, and the euro line is adjusted daily for foreign currency translation. At Nov. 30, 2019, the Fund maintained an asset coverage of 336%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $458,041,849.

9. Soft Dollar Arrangement

DMC maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of DMC’s permitted investment research services.

10. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value

                                              25

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

11. Credit and Market Risk (continued)

of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Directors and Shareholders of

Macquarie Global Infrastructure Total Return Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) as of November 30, 2019, the related statements of operations and of cash flows for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the five years in the period ended November 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2020

We have served as the auditor of the Macquarie Global Infrastructure Total Return Fund Inc. since 2005.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

●

If Common Shares are trading at or above Net Asset Value (NAV) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

●

If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Dividend Reinvestment Plan (continued)

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 866 587-4518.

Fund Proxy Voting Policies and Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 866 567-4771 or on the Fund’s website at delawarefunds.com/closed-end/products/macquarie-global-infrastructure-total-return-fund and on the Securities Exchange Commission (SEC)’s website at sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end/products/macquarie-global-infrastructure-total-return-fund. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2019, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	34.85%
(B) Ordinary Income Distributions (Tax Basis)	65.15%
Total Distributions	100.00%
(C) Qualifying Dividends[1]	22.43%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Nov. 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100%. Complete information will be compiled and reported in conjunction with your 2019 Form 1099-DIV.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,819,216. The gross foreign source income earned during the fiscal year 2019 was $22,305,290. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2019
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$1.0173	$—	$—	$0.6627	$1.6800

Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2019
Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
60.55%	0.00%	0.00%	39.45%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of assets and liabilities, which comprises part of the financial information included in this report.

Directors and officers

November 30, 2019 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird* Birth Year: 1968	Class I Director	Since July 2005
Thomas W. Hunersen* Birth Year: 1958	Class II Director	Since July 2005
Chris LaVictorie Mahai* Birth Year: 1955	Class III Director	Since July 2005
Biographical Information of the Interested Directors of the Fund
Brad Frishberg Birth Year: 1967	Class III Director	Since January 2011
[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.

[2]

Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (DMC-Affiliated Advised Funds) and other public company directorships.

Principal Occupation(s) During Past Five Years	Number of DMC-Affiliated Advised Funds Overseen	Other Public Company Directorships

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai is President, Aveus, a division of Medecision, Inc. since May 2018. Prior to that she was Founder, Owner and Managing Partner of Aveus LLC since 1999.	1	None

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors and officers

November 30, 2019 (Unaudited)

Name, Birth Year and Address of Officer	Position(s) Held with Fund(s)	Term of Office and Length of Time Served[3]
Biographical Information of the Executive Officers of the Fund
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since May 2010
William Fink Birth Year: 1968 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since September 2014
David F. Connor, Esq. Birth Year: 1963 2005 Market Street Philadelphia, PA 19103	Chief Legal Officer and Secretary	Since March 2019
Daniel V. Geatens[4] Birth Year: 1972 2005 Market Street Philadelphia, PA 19103	Chief Financial Officer and Treasurer	Since November 2017

[3]	Each officer serves an indefinite term.

[4]	Mr. Geatens also serves as the Chief Financial Officer for the Optimum Fund Trust and Treasurer for the Delaware Funds® by Macquarie, which share the same investment manager.

Principal Occupation(s) During the Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).

Mr. Connor is general counsel for Macquarie Investment Management responsible for overseeing the firm’s legal department in the Americas (May 2015 – present); previously, he has served in various capacities at different times in the legal department at Macquarie Investment Management since 2000.

Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,424 for 2019 and $61,200 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for

2019 and $0 for 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,250 for 2019 and $11,250 for 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)        N/A

(c)        N/A

(d)        N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,687,000 for 2019 and $11,748,000 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has formally delegated to its investment adviser, Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Portfolio Managers as of November 30, 2019:

Name	Title	Length of Service	Business Experience During the Past 5 Years

Brad Frishberg, CFA	Portfolio Manager	Since November 2012	Mr. Frishberg heads the firm’s infrastructure securities team and is the lead portfolio manager for Macquarie’s Global Listed Infrastructure strategies. Prior to joining the firm in 2009 in his current role, Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where, over a period of 13 years, he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He earned a bachelor’s degree from Brown University and a master’s degree from Trinity College.

(a)(2)	Other Accounts Managed as of November 30, 2019:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets

Brad Frishberg	4,$366m	5,$324m	2,$1,125m	0

Material Conflicts of Interest. Delaware Management Company, a series of Macquarie Investment Management Business Trust (the “Adviser”) believes that Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)     Portfolio Manager Compensation as of November 30, 2019:

The portfolio’s manager’s compensation consists of the following:

Base Salary – The portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

(a)(4)    Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Brad Frishberg	$0

[1]	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)* /s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	February 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John C. Leonard
John C. Leonard
Chief Executive Officer/Principal Executive Officer

Date	February 5, 2020

By (Signature and Title)* /s/ Daniel V. Geatens
Daniel V. Geatens
Treasurer, Chief Financial Officer/Principal Financial Officer

Date	February 5, 2020

* Print the name and title of each signing officer under his or her signature.